UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 716) 882-8000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 21, 2016, Computer Task Group, Incorporated (the “Company”) issued a press release announcing preliminary financial results for its 2016 second quarter that is furnished with this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2016, Mr. Clifford Bleustein resigned by mutual agreement as the Chief Executive Officer, President and a member of the Board of Directors (the “Board”) of the Company effective July 21, 2016. In connection with Mr. Bleustein’s departure, the Company entered into a Separation Agreement with Mr. Bleustein (the “Separation Agreement”) setting forth the terms and conditions of Mr. Bleustein’s departure from the Company. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

On July 21, 2016, the Board appointed Mr. Arthur W. (“Bud”) Crumlish as the Chief Executive Officer and President of the Company in replacement of Mr. Bleustein and appointed him to the Board to fill the vacant seat. His term will expire at the next annual meeting of the Company’s stockholders.

Mr. Crumlish has been with the Company since 1990 and has most recently served as Senior Vice President and General Manager of Strategic Staffing Services (SSS), the Company’s largest business unit for the past 15 years. In the general manager role for SSS, Mr. Crumlish currently oversees business development, delivery, sales, and recruiting for many of the Company’s largest customers. Prior to assuming his previous position, he served as financial controller for the Company’s Strategic Staffing Services division, where he was responsible for business plan development, financial reporting and analysis, pricing, contractual compliance, and policy/procedure implementation. Mr. Crumlish was also manager of general accounting and financial controller of the Company’s IBM national team. Mr. Crumlish earned a master of business administration degree from Canisius College in Buffalo, New York, and a Bachelor of Science degree from Niagara University in Niagara Falls, New York.

Mr. Crumlish has no family relationships with any other officer or director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Separation Agreement dated July 19, 2016 between Computer Task Group, Incorporated and Clifford Bleustein.

99.1	Press Release, dated July 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: July 21, 2016	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement dated July 19, 2016 between Computer Task Group, Incorporated and Clifford Bleustein.

99.1	Press Release, dated July 21, 2016.